UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-04722

FMI Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2007

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund
May 7, 2007

Dear Fellow Shareholder:

The FMI Provident Trust Strategy Fund enjoyed a strong absolute rate of return for the first six months of fiscal 2007, ending March 31, 2007, outperforming the Standard & Poor’s 500, as detailed in the portfolio manager’s letter. A portfolio cash position of 14.7% as of this writing is reflective of a market that, viewed by Scott and his team, has a fairly narrow trading range for the next 6-12 months. Our recent letters have discussed our expectations of a slower rate of corporate earnings growth, a weaker dollar against most major currencies, and weaker GDP growth. These are unfolding, as reflected in the recent report of GDP growth of only 1.3% in the first quarter.

Scott is continuously searching for attractively priced individual securities that merit the investment of the cash reserves we currently have in the Fund. As has been true in the past, we will deploy cash reserves only into financially strong and sound companies at attractive prices. When those individual attractive prices present themselves, we will act accordingly.

As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave. • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

March 31, 2007

Dear Shareholder,

FMI Provident Trust Strategy Fund gained 8.70%(1) for the six months ended March 31, 2007, modestly outperforming the S&P 500’s(2) 7.38% gain. Our performance was aided by favorable stock selection which offset our approximately 20-30% cash position.

Our 2007 S&P 500 price range is 1470-1640 on $90 earnings per share, multiplied by a 16x-18x valuation, for a gain of 5% to 17%. At current prices, the after tax S&P 500 P/E is 18x versus 33x for a 10-year Treasury Note. Given our long-held conviction that markets peak with maximum investment participation and enthusiasm, we contend bonds and real estate are over-owned relative to common stocks. U.S. household directly held common stocks are near a multi-decade low, while household real estate holdings are at an all-time high. Similarly, corporate pension investors are increasingly risk averse, exemplified by General Motor’s plan to increase bonds by 20% to 52% of assets at near multi-decade low yields. Finally, return expectations are low with a leading investment management consultant survey estimating the long-term outlook for U.S. equity returns is 8% versus the 50-year actual stock market return of 10.8%, and a far cry from the 15% return expectations of similar polls in the late 1990’s.

We attempt to flexibly allocate the FMI Provident Trust Strategy Fund based on our analysis of economic, relative valuation and corporate trends. Negative events which would lead us to a more conservative invested position include declining consumer confidence, trade protectionism and faltering retail sales. Thank you for your interest in and support of FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA
Portfolio Manager

(1)	The Fund’s one year and annualized five and ten year returns through March 31, 2007 were 5.72%, 10.35% and 9.23%, respectively.
(2)	The S&P 500 is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

FMI Provident Trust Strategy Fund
COST DISCUSSION

As a shareholder of the FMI Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Industry Sectors as of March 31, 2007

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/01/06	Value 3/31/07	Period* 10/01/06-3/31/07
FMI Provident Trust Strategy Fund	$1,000.00	$1,087.00	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
March 31, 2007 (Unaudited)

Shares or
Principal
Amount		Cost	Value
COMMON STOCKS — 70.5% (a)
COMMERCIAL SERVICES SECTOR — 10.5%
	Personnel Services — 10.5%
40,000	Manpower Inc.	$2,358,919	$2,950,800
51,600	Robert Half
	International Inc.	1,927,761	1,909,716
		4,286,680	4,860,516
ELECTRONIC TECHNOLOGY SECTOR — 5.8%
	Electronic Equipment/Instruments — 5.8%
45,000	Rockwell
	Automation Inc.	3,014,208	2,694,150
FINANCE SECTOR — 14.2%
	Investment Banks/Brokers — 5.1%
130,000	Charles Schwab Corp.	1,981,405	2,377,700
	Investment Managers — 9.1%
19,000	Franklin Resources, Inc.	1,785,349	2,295,770
40,000	T. Rowe Price
	Group Inc.	1,202,862	1,887,600
		2,988,211	4,183,370
HEALTH SERVICES SECTOR — 6.1%
	Health Industry Services — 6.1%
34,900	Express Scripts, Inc.*	1,997,924	2,817,128
HEALTH TECHNOLOGY SECTOR — 8.7%
	Medical Specialties — 8.7%
42,110	Biomet, Inc.	1,541,438	1,789,254
44,300	ResMed Inc.*	2,003,257	2,231,391
		3,544,695	4,020,645
INDUSTRIAL SERVICES SECTOR — 8.6%
	Contract Drilling — 3.9%
60,000	Helmerich & Payne, Inc.	1,455,114	1,820,400
	Engineering & Construction — 4.7%
46,000	Jacobs Engineering
	Group Inc.*	1,205,282	2,145,900
RETAIL TRADE SECTOR — 10.7%
	Department Stores — 5.4%
30,000	J.C. Penney
	Company, Inc.	2,025,451	2,464,800
	Home Improvement Chains — 5.3%
70,000	Fastenal Co.	2,121,351	2,453,500
TECHNOLOGY SERVICES SECTOR — 3.4%
	Information Technology Services — 3.4%
40,000	Accenture Ltd.	1,252,837	1,541,600
TRANSPORTATION SECTOR — 2.5%
	Trucking — 2.5%
72,000	Heartland Express, Inc.	1,070,856	1,143,360
	Total common stocks	26,944,014	32,523,069
SHORT-TERM INVESTMENTS — 31.9% (a)
	Federal Agencies — 22.6%
$2,500,000	Federal Home Loan
	Mortgage Corp.,
	5.11%, due 04/25/07	2,491,483	2,491,483
2,500,000	Federal Home Loan Bank,
	5.11%, due 05/04/07	2,488,289	2,488,289
2,500,000	Federal Home Loan
	Mortgage Corp.,
	5.115%, due 05/21/07	2,482,240	2,482,240
3,000,000	Federal National
	Mortgage Association,
	5.125%, due 05/23/07	2,977,792	2,977,792
	Total federal agencies	10,439,804	10,439,804
	Variable Rate Demand Notes — 9.3%
2,300,000	U.S. Bank, N.A., 5.07%	2,300,000	2,300,000
1,963,640	Wisconsin Corporate
	Central Credit
	Union, 4.99%	1,963,640	1,963,640
	Total variable rate
	demand notes	4,263,640	4,263,640
	Total short-term
	investments	14,703,444	14,703,444
	Total investments	$41,647,458	47,226,513
	Liabilities, less cash and
	receivables — ( 2.4%) (a)		(1,081,174)
	Net Assets		$46,145,339
	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($46,145,339 ÷ 5,977,563
	shares outstanding)		$7.72

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2007 (Unaudited)

INCOME:
Dividends	$127,762
Interest	178,040
Total income	305,802

EXPENSES:
Management fees	142,144
Administrative services	36,261
Transfer agent fees	20,087
Professional fees	19,615
Registration fees	18,077
Printing and postage expense	6,938
Board of Directors fees	5,000
Custodian fees	4,725
Insurance expense	1,139
Other expenses	4,289
Total expenses before reimbursement	258,275
Less expenses reimbursed by adviser	(62,665)
Net expenses	195,610
NET INVESTMENT INCOME	110,192
NET REALIZED LOSS ON INVESTMENTS	(59,007)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	3,023,399
NET GAIN ON INVESTMENTS	2,964,392
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,074,584

The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2007 (Unaudited) and For the Year Ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$110,192	$160,029
Net realized (loss) gain on investments	(59,007)	1,470,718
Net increase in unrealized appreciation on investments	3,023,399	155,305
Net increase in net assets from operations	3,074,584	1,786,052
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ($0.0683 per share)	(336,606)	—
Distributions from net realized gains
($0.3060 and $0.2059 per share, respectively)	(1,471,907)	(761,195)
Total distributions	(1,808,513)*	(761,195)*
FUND SHARE ACTIVITIES:
Proceeds from shares issued (1,432,658 and 2,298,791 shares, respectively)	11,044,485	17,166,165
Net asset value of shares issued in distributions reinvested
(235,709 and 101,007 shares, respectively)	1,757,646	728,261
Cost of shares redeemed (452,154 and 881,447 shares, respectively)	(3,443,482)	(6,498,978)
Net increase in net assets derived from Fund share activities	9,358,649	11,395,448
TOTAL INCREASE	10,624,720	12,420,305
NET ASSETS AT THE BEGINNING OF THE PERIOD	35,520,619	23,100,314
NET ASSETS AT THE END OF THE PERIOD (Includes (overdistributed)/undistributed
net investment income of ($66,401) and $160,013, respectively)	$46,145,339	$35,520,619

* See Note 7.

The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited) For the Six Month Period Ending March 31,		Year Ended September 30,	For the Period From July 1, 2005 to September 30,		Years Ended June 30,
	2007		2006	2005		2005	2004	2003		2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.46		$7.12	$7.10		$6.56	$5.22	$6.04		$14.02
Income from investment operations:
Net investment income (loss)(a)	0.02		0.04	(0.00	)*	(0.02)	(0.03)	(0.02)		0.06
Net realized and unrealized
gains (losses) on investments	0.61		0.51	0.25		1.05	1.37	(0.14	)(d)	(1.33)
Total from investment operations	0.63		0.55	0.25		1.03	1.34	(0.16)		(1.27)
Less distributions:
Dividends from
net investment income	(0.07)		—	—		—	(0.00)*	(0.01)		—
Distributions from
net realized gains	(0.30)		(0.21)	(0.23)		(0.49)	—	(0.65)		(6.71)
Total from distributions	(0.37)		(0.21)	(0.23)		(0.49)	(0.00)*	(0.66)		(6.71)
Net asset value, end of period	$7.72		$7.46	$7.12		$7.10	$6.56	$5.22		$6.04
TOTAL RETURN	8.70	%**	7.77%	3.49	%**	16.96%	25.74%	(2.45%)		(15.68%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	46,145		35,521	23,100		19,534	8,187	5,802		1,765
Ratio of expenses (after reimbursement)
to average net assets(b)	1.00	%***	1.00%	1.00	%***	1.20%	1.20%	1.21%		1.30%
Ratio of net investment income (loss)
to average net assets(c)	0.56	%***	0.51%	(0.05	%)***	(0.28%)	(0.54%)	(0.54%)		0.65%
Portfolio turnover rate	21.5%		84.1%	8.3%		38.5%	48.8%	51.8%		161.7%

(a)	Net investment income (loss) per share is calculated using average shares outstanding.
(b)
Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2007, for the year ended September 30, 2006, for the period from July 1, 2005 to September 30, 2005, and for the years ended June 30, 2005, 2004, 2003 and 2002, the ratios would have been 1.32% ***, 1.40%, 2.18%***, 1.82%, 1.89%, 3.11% and 3.06%, respectively.

(c)
If the Fund had paid all of its expenses for the six month period ending March 31, 2007, for the year ended September 30, 2006, for the period from July 1, 2005 to September 30, 2005 and for the years ended June 30, 2005, 2004, 2003 and 2002, the ratios would have been 0.24%***, 0.11%, (1.23)%***, (0.90%), (1.23%), (2.44%) and (1.11%), respectively.

(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
*	Amount less than $0.005 per share.
**	Not Annualized.
***	Annualized.
The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of one non-diversified fund - FMI Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(e)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(f)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(h)
Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements, but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

(i)	The Fund changed its fiscal year from June 30 to September 30 in 2005.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has entered into a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

The Adviser entered into a sub-advisory agreement with Provident Trust Company (“PTC”) to assist it in the day-to-day management of the Fund. PTC determines which securities will be purchased, retained or sold for the Fund. The Adviser pays PTC a fee equal to 0.60% of the daily net assets up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00% of the Fund’s daily net assets. These reimbursements amounted to $62,665 for the six month period ending March 31, 2007. PTC in turn, pays to FMI 80% of the amount reimbursed by FMI.

The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.20% on the first $25,000,000 of the daily net assets of the Fund, 0.10% on the daily net assets of the Fund on the next $20,000,000 and 0.05% on the daily net assets of the Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the six month period ending March 31, 2007, no such expenses were incurred.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term securities) were $6,856,212 and $7,173,610, respectively.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2007, liabilities of the Fund included the following:

Payable to brokers for securities purchased	$1,719,026
Payable to FMI for management fees and administrative fees	29,929
Other liabilities	2,259

(6)	Sources of Net Assets —

As of March 31, 2007 the sources of net assets were as follows:

Fund shares issued and outstanding	$40,692,903
Net unrealized appreciation on investments	5,579,055
Net realized loss on investments	(60,218)
Overdistributed net investment income	(66,401)
$46,145,339

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2007:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$41,648,621	$6,041,503	$463,611	$5,577,892

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$34,987,139	$3,523,458	$968,965	$2,554,493	$160,013	$1,471,861

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2006, the period from July 1, 2005 to September 30, 2005 and during the year ended June 30, 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

July 1, 2005 to
September 30, 2006				September 30, 2005		June 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions	Distributions	Distributions
$348,505	$412,690	$ —	$ —	$ —	$665,312	$49,207	$637,227

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 8% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 8% (unaudited).

FMI Provident Trust Strategy Fund
ADVISORY AGREEMENT

On December 15, 2006, the Board of Directors of the FMI Provident Trust Strategy Fund (“Directors”) approved the continuation of the Fund’s investment advisory agreement with Fiduciary Management, Inc. and its sub-advisory agreement with Provident Trust Company. Prior to approving the continuation of the agreements, the Directors considered:

•	the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Provident Trust Company

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. and Provident Trust Company from their relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Provident Trust Company, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. and Provident Trust Company to the Fund. In connection with the Director’s review of the performance of the Fund, the Directors considered the quality of portfolio management services provided by Provident Trust Company. The Directors concluded that Fiduciary Management, Inc. and Provident Trust Company were providing essential services to the Fund. In particular, the Directors concluded that Fiduciary Management, Inc. and Provident Trust Company were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that Fiduciary Management, Inc. was realizing only a small profit from its relationship with the Fund because of the Fund’s small size and the reimbursement being made by Fiduciary Management, Inc. The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee did adjust if economies of scale were realized as the Fund grew, and considered that factor to be significant.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Provident Trust Company was beneficial to the Fund and that Provident Trust Company was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

INVESTMENT ADVISER AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of March 23, 2007, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. There were no changes to FMI Mutual Funds’ internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Mutual Funds, Inc.
Registrant

By     /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date  May 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Mutual Funds, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date  May 14, 2007